UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              Current Report Pursuant To Section 13 Or 15(d) Of The
                        Securities Exchange Act Of 1934


                        Date Of Report: November 20, 2001
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                       77-0381362
(State Or Other Jurisdiction Of                 (I.R.S. Employer Identification
 Incorporation Or Organization)                             Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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

Item 5.           Other Events

         On November 20, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced the resignation of Nicholas C. Biase from the Board of Directors of the Company and its subsidiary, Monterey Bay Bank.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

99.1     Press Release dated November 20, 2001.




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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:    November 20, 2001     By:    /s/ C. Edward Holden
                                      --------------------
                                      C. Edward Holden
                                      Chief Executive Officer
                                      President
                                      Vice Chairman Of The Board Of Directors



Date:    November 20, 2001     By:    /s/ Mark R. Andino
                                      ------------------
                                      Mark R. Andino
                                      Chief Financial Officer
                                      Treasurer
                                      (Principal Financial & Accounting Officer)


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


                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated November 20, 2001




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